Exhibit 99.1

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Sou Yi Lian Mei Network Technology (Beijing) Co., Ltd.

We have audited the accompanying consolidated balance sheet of Sou Yi Lian Mei Network Technology (Beijing) Co., Ltd. and its subsidiary (the “Company”) as of December 31, 2011, and the related consolidated statement of income and comprehensive income, changes in equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company, as of December 31, 2011, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum Bernstein & Pinchuk LLP
New York, New York
November 26, 2012

NEW YORK OFFICE • 7 Penn Plaza • Suite 830 • New York, New York 10001 • Phone 646.442.4845 • Fax 646.349.5200 • marcumbp.com

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

CONSOLIDATED BALANCE SHEET

 As of

 December 31,

 2011

 (US $)

 Assets

 Current assets:

 Cash and cash equivalents

$
311,080

 Accounts receivable

1,845

 Other receivables

242,241

 Prepayment to suppliers

291,559

 Due from immediate holding company

1,571,166

 Other current assets

23,065

 Total current assets

2,440,956

 Equipment, net

33,186

 Total Assets

$
2,474,142

 Liabilities and Equity

 Current liabilities:

 Accounts payable

$
31,876

 Advances from customers

123,495

 Accrued payroll

40,209

 Due to related party

141,405

 Taxes payable

1,953,155

 Other payables

188

 Total current liabilities

2,290,328

 Total Liabilities

2,290,328

 Commitments and contingencies

 Equity:

  Paid-in capital

132,970

  Retained earnings

26,249

  Accumulated other comprehensive income

24,595

 Total equity

183,814

 Total Liabilities and Equity

$
2,474,142

See notes to consolidated financial statements

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME

 Year Ended

 December 31,

 2011

 (US $)

 Sales

$
6,783,318

 Cost of sales

3,063,713

 Gross margin

3,719,605

 Operating expenses

 Selling expenses

567,367

 General and administrative expenses

239,068

806,435

 Income from operations

2,913,170

 Other income (expense):

 Interest income

1,395

 Other expense

(1,192
)

203

 Income before income tax expense

2,913,373

 Income tax expense

728,344

 Net income

$
2,185,029

 Comprehensive Income

 Net income

2,185,029

 Foreign currency translation loss

(39,395
)

$
2,145,634

See notes to consolidated financial statements

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

CONSOLIDATED STATEMENT OF CASH FLOWS

 Year Ended

 December 31,

 2011

 (US $)

 Cash flows from operating activities

 Net income

$
2,185,029

 Adjustments to reconcile net income to net cash provided by operating activities

 Depreciation

20,998

 Changes in operating assets and liabilities

 Accounts receivable

84,877

 Other receivables

147,484

 Prepayment to suppliers

(76,639
)

 Other current assets

(19,893
)

 Accounts payable

(264,969
)

 Advances from customers

(35,779
)

 Accrued payroll

20,131

 Taxes payable

1,076,419

 Other payables

(1,306
)

 Net cash provided by operating activities

3,136,352

 Cash flows from investing activities

 Purchases of office equipment

(4,650
)

 Advance to shareholder

(1,665,279
)

 Repayment from shareholder

3,891,817

 Loan to immediate holding company

(1,544,757
)

 Net cash provided by investing activities

677,131

 Cash flows from financing activities

 Loan from related party

139,028

 Profit appropriation

(3,868,643
)

 Net cash used in financing activities

(3,729,615
)

 Effect of exchange rate fluctuation on cash and cash equivalents

9,872

 Net increase in cash and cash equivalents

93,740

 Cash and cash equivalents at beginning of year

217,340

 Cash and cash equivalents at end of year

$
311,080

 Supplemental disclosure of cash flow information:

 Interest paid

$
-

 Income taxes paid

$
-

See notes to consolidated financial statements

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

 Paid-in

 capital

 Retained

 earnings

 Accumulated

 other

 comprehensive

 income

 Total

 (US $)

 (US $)

 (US $)

 (US $)

 Balance as of January 1, 2011

$
132,970

$
1,628,385

$
63,990

$
1,825,345

 Net income for the year

-

2,185,029

-

2,185,029

 Profit appropriation during the year

-

(3,787,165
)

-

(3,787,165
)

 Foreign currency translation adjustment

-

-

(39,395
)

(39,395
)

 Balance as of December 31, 2011

$
132,970

$
26,249

$
24,595

$
183,814

See notes to consolidated financial statements

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATMENTS

 1.

 Organization and nature of operations

Sou Yi Lian Mei Network Technology (Beijing) Co., Ltd. (the “Company”) was incorporated on October 23, 2007 in Beijing, the People’s Republic of China (the “PRC”). The registered capital of the Company is RMB1,000,000 (approximately US$0.16 million). The Company is primarily engaged in providing online advertising and marketing services to small startup businesses and operates its business primarily through its wholly-owned subsidiary, Jin Du Ya He (Beijing) Network Technology Co., Ltd (“Jin Du Ya He”). On December 20, 2011, Business Opportunity Online (Hubei) Network Technology Co., Ltd. (“Business Opportunity Online Hubei”), a consolidated Variable Interest Entity of ChinaNet Online Holdings, Inc. (“ChinaNet Online”) (a Nevada corporation of the United States of America and whose shares are listed on the Nasdaq Global Market) acquired a 51% equity interest in the Company and the Company became a majority-owned subsidiary of Business Opportunity Online Hubei and a consolidated Variable Interest Entity of ChinaNet Online.

 2.

 Summary of significant accounting policies

 a)

 Basis of presentation

The consolidated financial statements are prepared and presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

 b)

 Principles of consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiary. All transactions and balances between the Company and its subsidiary have been eliminated upon consolidation.

 c)

 Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the related disclosure of contingent assets and liabilities at the date of these consolidated financial statements, and the reported amounts of revenue and expenses during the reporting period. The Company continually evaluates these estimates and assumptions based on the most recently available information, historical experiences and various other assumptions that the Company believes to be reasonable under the circumstances. Since the use of estimates is an integral component of the financial reporting process, actual results could differ from those estimates.

 d)

 Foreign currency translation and transactions

The functional currency of the Company is Renminbi (“RMB”). For financial reporting purposes, the financial statements of the Company, which are prepared using the RMB, are translated into the United States Dollar (“US$”), the reporting currency of ChinaNet Online, the Company’s ultimate holding company. Assets and liabilities are translated using the exchange rate at balance sheet date. Revenue and expenses are translated using average rates prevailing during the reporting period, and equity is translated at historical exchange rates. Adjustments resulting from the translation are recorded as a separate component of accumulated other comprehensive income in equity.

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATMENTS

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transactions. The resulting exchange differences are included in the determination of net income of the consolidated statement of income and comprehensive income for the reporting period.

The exchange rates used to translate amounts in RMB into US$ for the purposes of preparing the consolidated financial statements are as follows:

 As of

 December 31,

 2011

 Balance sheet items, except for equity accounts

6.3647

 Year Ended

 December 31,

 2011

 Items in the statement of income and comprehensive income, and statement of cash flows

6.4735

No representation is made that the RMB amounts could have been, or could be converted into US$ at the above rates.

 e)

 Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and bank deposits, which are unrestricted as to withdrawal and use. The Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

 f)

 Accounts receivable

Accounts receivable are recorded at net realizable value consisting of the carrying amount less an allowance for uncollectible accounts as needed. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company determines the allowance based on aging data, historical collection experience, customer specific facts and economic conditions. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company did not have any off-balance-sheet credit exposure relating to its customers, suppliers or others.

All of the Company’s accounts receivable are non-interest bearing. Based on the assessment of the collectability of the Company’s accounts receivable as of December 31, 2011, the Company provided US$nil allowance for doubtful debts.

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATMENTS

 g)

 Equipment, net

Equipment is recorded at cost less accumulated depreciation. Depreciation is calculated on the straight-line method after taking into account their respective estimated residual values over the following estimated useful lives:

 Office equipment

 3 years

Depreciation expenses are included in selling expenses and general and administrative expenses.

When property and equipment are retired or otherwise disposed of, resulting gain or loss is included in net income or loss in the year of disposition for the difference between the net book value and proceeds received thereon. Maintenance and repairs which do not improve or extend the expected useful lives of the assets are charged to expenses as incurred.

 h)

 Financial instruments

The Company’s financial instruments primarily consist of cash and cash equivalents, accounts receivable, other receivables, prepayment to suppliers, due from immediate holding company, accounts payable, advances from customers, taxes payable, due to related party and accruals. The carrying values of these financial instruments approximate fair values due to their short maturities.

ASC Topic 820 “Fair Value Measurement and Disclosures”, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. This topic also establishes a fair value hierarchy which requires classification based on observable and unobservable inputs when measuring fair value. There are three levels of inputs that may be used to measure fair value:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates its hierarchy disclosures each quarter.

 i)

 Revenue recognition

The Company's revenue recognition policies are in compliance with ASC Topic 605 “Revenue Recognition”. In accordance with ASC Topic 605, revenues are recognized when the four of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the service has been rendered, (iii) the fees are fixed or determinable, and (iv) collectability is reasonably assured.

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATMENTS

Sales are revenues from internet advertising and related marketing services. Advertising contracts establish the fixed price and advertising and marketing services to be provided.  Pursuant to the contracts, the Company provides advertisement placements in different formats, including but not limited to banners, links, logos, buttons, rich media and content integration. Revenue is recognized ratably over the period the advertising is provided and, as such, the Company considers the services to have been delivered. The Company treats all elements of advertising contracts as a single unit of accounting for revenue recognition purposes.  Based upon the Company’s credit assessments of its customers prior to entering into contracts, the Company determines if collectability is reasonably assured.  In situations where collectability is not deemed to be reasonably assured, the Company recognizes revenue upon receipt of cash from customers, only after services have been provided and all other criteria for revenue recognition have been met.

 j)

 Cost of sales

Cost of sales primarily includes the cost of internet advertising related resources and other technical services purchased from third parties and PRC business tax.

 k)

 Advertising costs

Advertising costs for the Company’s brand building activities are not includable in cost of sales, they are expensed when incurred or amortized over the estimated beneficial period and are included in “selling expenses” in the statement of income and comprehensive income. For the year ended December 31, 2011, advertising expenses for the Company’s brand building activities were insignificant.

 l)

 Income taxes

The Company follows the guidance of ASC Topic 740 “Income taxes” and uses liability method to account for income taxes. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the period in which the differences are expected to reverse. The Company records a valuation allowance to offset deferred tax assets, if based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized in the statement of income and comprehensive income in the period that includes the enactment date.

ASC Topic 740 also prescribes a more likely than not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods, and income tax disclosures. For the year ended December 31, 2011, the Company did not have any interest and penalties associated with tax positions and did not have any significant unrecognized uncertain tax positions.

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATMENTS

 m)

 Comprehensive income

The Company accounts for comprehensive income in accordance with ASC Topic 220 “Comprehensive Income”, which establishes standards for reporting and displaying comprehensive income and its components in the consolidated financial statements. Comprehensive income is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. Accumulated other comprehensive income, as presented in the Company’s consolidated balance sheet are the cumulative foreign currency translation adjustments.

 n)

 Commitments and contingencies

The Company has adopted ASC 450 “Contingencies” subtopic 20, in determining its accruals and disclosures with respect to loss contingencies. Accordingly, estimated losses from loss contingencies are accrued by a charge to income when information available prior to issuance of the financial statements indicates that it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. Legal expenses associated with the contingency are expensed as incurred. If a loss contingency is not probable or reasonably estimable, disclosure of the loss contingency is made in the financial statements when it is at least reasonably possible that a material loss could be incurred.

 o)

 Recent accounting standards

In June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. This guidance improves the comparability, consistency and transparency of financial reporting and increases the prominence of items reported in other comprehensive income. The guidance provided by this update becomes effective for annual periods beginning on or after December 15, 2011. The adoption of this standard is not expected to have a material impact on the Company’s financial position and results of operations.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the Company’s financial statements upon adoption.

 3.

 Cash and cash equivalent

 December 31,

 2011

 US$

 Cash

102,735

 Bank deposit

208,345

311,080

 4.

 Other receivables

 December 31,

 2011

 US$

 Rental deposit

21,007

 Staff advances for normal business purpose

219,930

 Other deposits

1,304

242,241

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATMENTS

 5.

 Prepayments to suppliers

Prepayment to suppliers of approximately US$0.29 million as of December 31, 2011 represented the amount prepaid to the Company’s internet advertising resources providers and other technical services providers. These prepayments will be transferred to cost of sales when the related services are provided.

 6.

 Due from immediate holding company

Due from immediate holding company of approximately US$1.57 million as of December 31, 2011 represented a temporary loan of RMB10,000,000 to the Company’s immediate holding company, Business Opportunity Online Hubei in December 2011, which is interest free and is payable on demand.

 7.

 Equipment, net

 December 31,

 2011

 US$

 Office equipment, cost

80,211

 Less: accumulated depreciation

(47,025
)

33,186

Depreciation expenses for the year ended December 31, 2011 was approximately US$20,998.

 8.

 Due to related party

Due to related party of approximately US$0.14 million as of December 31, 2011 represented a temporary working capital loan of RMB900,000 borrowed from the Company’s related party, Rise King (Shanghai) Advertisement Media Co., Ltd. (“Shanghai Jing Yang”), who are also a consolidated Variable Interest Entity of ChinaNet Online. The loan is interest free and is payable on demand.

 9.

 Taxation

 1)

 Income tax

The Company and its subsidiary, being incorporated in the PRC, are governed by the Enterprise Income Tax Law of the PRC and are subject to PRC enterprise income tax (“EIT”). The PRC Enterprise Income Tax Law, among other things, imposes a unified income tax rate of 25% for both domestic and foreign invested enterprises registered in the PRC. Therefore, the applicable income tax rate for the Company and its subsidiary is 25% for the year ended December 31, 2011.

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATMENTS

 2)

 Business tax and relevant surcharges

Revenue of advertising services is subject to 5.5% business tax and 3% cultural industry development surcharge of the net service income after deducting amount paid to ending media promulgators. Business tax charged was included in cost of sales.

 As of December 31, 2011, taxes payable consists of:

 December 31,

 2011

 US$

 Business tax payable

633,234

 Culture industry development surcharge payable

43,637

 Enterprise income tax payable

1,276,284

1,953,155

For the year ended December 31, 2011, the Company’s income tax expense consisted of:

 Year Ended

 December 31,

 2011

 US$

 Current

728,344

 Deferred

-

728,344

The tax authority of the PRC conducts periodic and ad hoc tax filing reviews on business enterprises operating in the PRC after those enterprises had completed their relevant tax filings, hence the Company’s tax filings may not be finalized. It is therefore uncertain as to whether the PRC tax authority may take different views about the Company’s tax filings which may lead to additional tax liabilities.”

 10.

 Employee defined contribution plan

Full time employees of the Company in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the Company and its subsidiary make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The Company and its subsidiary have no legal obligation for the benefits beyond the contributions made. The total amount for such employee benefits, which was expensed as incurred, was approximately US$56,100 for the year ended December 31, 2011.

 11.

 Concentration of risk

Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents, accounts receivable, other receivables, prepayment to suppliers, due from immediate holding company. As of December 31, 2011, substantially all of the Company’s cash and cash equivalents were held by major financial institutions located in the PRC, which management believes are of high credit quality.

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATMENTS

Concentration of Supplier

For the year ended December 31, 2011, three suppliers accounted for 52%, 12% and 10% of the Company’s cost of sales, respectively. Except for the aforementioned suppliers, there was no other single supplier who accounted for more than 10% of the Company’s cost of sales for the year ended December 31, 2011.

As of December 31, 2011, three suppliers individually accounted for 34%, 26% and 15% of the accounts payable of the Company, respectively. Except for the aforementioned, there was no other single supplier who accounted for more than 10% of the Company’s accounts payable as of December 31, 2011.

Concentration of customers

For the year ended December 31, 2011, there was no single customer who accounted for more than 10% of the Company’s sales.

As of December 31, 2011, three customers accounted for 21%, 20% and 15% of the Company’s accounts receivables, respectively. Except for the aforementioned customers, there was no other single customer who accounted for more than 10% of the Company’s accounts receivable as of December 31, 2011.

 12.

 Segment reporting

The Company follows ASC Topic 280, “Segment Reporting”, which requires that companies disclose segment data based on how management makes decision about allocating resources to segments and evaluating their performance. Reportable operating segments include components of an entity about which separate financial information is available and which operating results are regularly reviewed by the chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess each operating segment’s performance. The Company has primarily engaged in providing online advertising and marketing services to small startup businesses in the PRC. Much of the information provided in these consolidated financial statements is similar to, or the same as, that reviewed on a regular basis by the Company’s COMD. As a result, the Company operates and manages its business as a single operating segment.

 13.

 Subsequent event

On September 10, 2012, Business Opportunity Online Hubei, the Company’s majority shareholder, entered into an equity transfer agreement with the Company and Yihong Liu, the Company’s noncontrolling interest shareholder, to acquire the remaining 49% of the equity interests in the Company for a cash consideration of approximately US$6.5 million. On September 27, 2012, this equity interest transfer was approved and registered by local governmental authority of Beijing, the PRC, and the Company became a wholly-owned subsidiary of Business Opportunity Online Hubei and a 100% beneficially owned consolidated Variable Interest Entity of ChinaNet Online.

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

CONSOLIDATED BALANCE SHEETS

 As of

 June 30,

 2012

 As of

 December 31,

 2011

 (US $)

 (US $)

 (Unaudited)

 Assets

 Current assets:

 Cash and cash equivalents

$
725,741

$
311,080

 Accounts receivable

1,384,070

1,845

 Other receivables

22,307

242,241

 Prepayment to suppliers

346,072

291,559

 Due from immediate holding company

1,582,354

1,571,166

 Other current assets

21,361

23,065

 Total current assets

4,081,905

2,440,956

 Equipment, net

27,090

33,186

 Total Assets

$
4,108,995

$
2,474,142

 Liabilities and Equity

 Current liabilities:

 Accounts payable

$
108,024

$
31,876

 Advances from customers

169,206

123,495

 Accrued payroll

59,550

40,209

 Due to related party

142,412

141,405

 Taxes payable

2,448,722

1,953,155

 Other payables

402

188

 Total current liabilities

2,928,316

2,290,328

 Total Liabilities

2,928,316

2,290,328

 Commitments and contingencies

 Equity:

  Paid-in capital

132,970

132,970

  Retained earnings

1,020,892

26,249

  Accumulated other comprehensive income

26,817

24,595

 Total equity

1,180,679

183,814

 Total Liabilities and Equity

$
4,108,995

$
2,474,142

See notes to consolidated financial statements

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

 Six Months Ended June 30,

 2012

 2011

 (US $)

 (US $)

 (Unaudited)

 (Unaudited)

 Sales

$
3,263,647

$
3,377,416

 Cost of sales

1,326,582

1,448,492

 Gross margin

1,937,065

1,928,924

 Operating expenses

 Selling expenses

496,421

273,065

 General and administrative expenses

114,680

99,669

611,101

372,734

 Income from operations

1,325,964

1,556,190

 Other income (expense):

 Interest income

228

612

 Other expense

-

(909
)

228

(297
)

 Income before income tax expense

1,326,192

1,555,893

 Income tax expense

331,549

388,973

 Net income

$
994,643

$
1,166,920

 Comprehensive Income

 Net income

994,643

1,166,920

 Foreign currency translation gain

2,222

37,045

$
996,865

$
1,203,965

See notes to consolidated financial statements

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

 Six Months Ended June 30,

 2012

 2011

 (US $)

 (US $)

 (Unaudited)

 (Unaudited)

 Cash flows from operating activities

 Net income

$
994,643

$
1,166,920

 Adjustments to reconcile net income to net cash provided by operating activities

 Depreciation

10,619

10,867

 Changes in operating assets and liabilities

 Accounts receivable

(1,380,944
)

1,208

 Other receivables

221,456

190,489

 Prepayment to suppliers

(52,389
)

(32,566
)

 Other current assets

1,865

(7,145
)

 Accounts payable

75,851

(141,099
)

 Advances from customers

44,791

94,263

 Accrued payroll

19,037

22,312

 Taxes payable

481,218

564,731

 Other payables

213

(1,041
)

 Net cash provided by operating activities

416,360

1,868,939

 Cash flows from investing activities

 Purchases of office equipment

(4,292
)

(3,558
)

 Advance to shareholder

-

(518,493
)

 Net cash used in investing activities

(4,292
)

(522,051
)

 Cash flows from financing activities

 Loan from related party

-

137,442

 Profit appropriation

-

(1,527,137
)

 Net cash used in financing activities

-

(1,389,695
)

 Effect of exchange rate fluctuation on cash and cash equivalents

2,593

4,413

 Net increase (decrease) in cash and cash equivalents

414,661

(38,394
)

 Cash and cash equivalents at beginning of year

311,080

217,340

 Cash and cash equivalents at end of year

$
725,741

$
178,946

 Supplemental disclosure of cash flow information:

 Interest paid

$
-

$
-

 Income taxes paid

$
266

$
-

See notes to consolidated financial statements

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

 1.

 Organization and nature of operations

Sou Yi Lian Mei Network Technology (Beijing) Co., Ltd. (the “Company”) was incorporated on October 23, 2007 in Beijing, the People’s Republic of China (the “PRC”). The registered capital of the Company is RMB1,000,000 (approximately US$0.16 million). The Company is primarily engaged in providing online advertising and marketing services to small startup businesses and operates its business primarily through its wholly-owned subsidiary, Jin Du Ya He (Beijing) Network Technology Co., Ltd (“Jin Du Ya He”). On December 20, 2011, Business Opportunity Online (Hubei) Network Technology Co., Ltd. (“Business Opportunity Online Hubei”), a consolidated Variable Interest Entity of ChinaNet Online Holdings, Inc. (“ChinaNet Online”) (a Nevada corporation of the United States of America and whose shares are listed on the Nasdaq Global Market) acquired a 51% equity interest in the Company and the Company became a majority-owned subsidiary of Business Opportunity Online Hubei and a consolidated Variable Interest Entity of ChinaNet Online.

 2.

 Summary of significant accounting policies

 a)

 Basis of presentation

These unaudited interim consolidated financial statements have been prepared and presented in accordance with U.S. GAAP for interim financial information, using accounting policies that are consistent with those used in the preparation of the audited consolidated financial statements for the year ended December 31, 2011. Accordingly, these unaudited interim consolidated financial statements do not include all of the information and footnotes required by U.S. GAAP for annual financial statements.

In the opinion of management, the accompanying unaudited interim consolidated financial statements contain all normal recurring adjustments necessary to present fairly the financial position, operating results and cash flows of the Company for each of the periods presented. These unaudited interim consolidated financial statements should be read in conjunction with the Company’s consolidated financial statements and related notes for the year ended December 31, 2011. The interim results of operations are not necessarily indicative of the operating results for the full fiscal year or any future periods.

 b)

 Foreign currency translation and transactions

The functional currency of the Company is Renminbi (“RMB”). For financial reporting purposes, the financial statements of the Company, which are prepared using the RMB, are translated into the United States Dollar (“US$”), the reporting currency of ChinaNet Online, the Company’s ultimate holding company. Assets and liabilities are translated using the exchange rate at each balance sheet date. Revenue and expenses are translated using average rates prevailing during each reporting period, and equity is translated at historical exchange rates. Adjustments resulting from the translation are recorded as a separate component of accumulated other comprehensive income in equity.

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transactions. The resulting exchange differences are included in the determination of net income of the consolidated statements of income and comprehensive income for the respective periods.

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

The exchange rates used to translate amounts in RMB into US$ for the purposes of preparing the consolidated financial statements are as follows:

 As of

 June 30,

 2012

 As of

 December 31,

 2011

 Balance sheet items, except for equity accounts

6.3197

6.3647

 For the Six Months Ended June 30,

 2012

 2011

 Items in the statements of income and comprehensive income, and statements of cash flows

6.3255

6.5482

No representation is made that the RMB amounts could have been, or could be converted into US$ at the above rates.

 c)

 Advertising costs

Advertising costs for the Company’s brand building activities are not includable in cost of sales, they are expensed when incurred or amortized over the estimated beneficial period and are included in “selling expenses” in the statement of income and comprehensive income. For the six months ended June 30, 2012 and 2011, advertising expenses for the Company’s brand building activities were insignificant.

 d)

 Income taxes

The Company follows the guidance of ASC Topic 740 “Income taxes” and uses liability method to account for income taxes. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the period in which the differences are expected to reverse. The Company records a valuation allowance to offset deferred tax assets, if based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized in the statement of income and comprehensive income in the period that includes the enactment date.

ASC Topic 740 also prescribes a more likely than not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods, and income tax disclosures. For the six months ended June 30, 2012 and 2011, the Company did not have any interest and penalties associated with tax positions and did not have any significant unrecognized uncertain tax positions.

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

 e)

 Recent accounting standards

In June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. This guidance improves the comparability, consistency and transparency of financial reporting and increases the prominence of items reported in other comprehensive income. The guidance provided by this update becomes effective for annual periods beginning on or after December 15, 2011. The adoption of this standard is not expected to have a material impact on the Company’s financial position and results of operations.

Other accounting standards that have been issued or proposed by the Financial Accounting Standards Board (“FASB”) recently are not applicable to the Company.

 3.

 Cash and cash equivalent

 June 30,

 2012

 December 31,

 2011

 US$

 US$

 (Unaudited)

 Cash

191,344

102,735

 Bank deposit

534,397

208,345

725,741

311,080

 4.

 Other receivables

 June 30,

 2012

 December 31,

 2011

 US$

 US$

 (Unaudited)

 Rental deposit

21,007

21,007

 Staff advances for normal business purpose

-

219,930

 Other deposits

1,300

1,304

22,307

242,241

 5.

 Prepayments to suppliers

Prepayment to suppliers of approximately US$0.35 million and US$0.29 million as of June 30, 2012 and December 31, 2011, respectively, represented the amounts prepaid to the Company’s internet advertising resources providers and other technical services providers. These prepayments will be transferred to cost of sales when the related services are provided.

 6.

 Due from immediate holding company

Due from immediate holding company of approximately US$1.58 million and US$1.57 million as of June 30, 2012 and December 31, 2011, respectively, represented a temporary loan of RMB10,000,000 to the Company’s immediate holding company, Business Opportunity Online Hubei in December 2011, which is interest free and is payable on demand.

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

 7.

 Equipment, net

 June 30,

 2012

 December 31,

 2011

 US$

 US$

 (Unaudited)

 Office equipment, cost

85,079

80,211

 Less: accumulated depreciation

(57,989
)

(47,025
)

27,090

33,186

Depreciation expenses for the six months ended June 30, 2012 and 2011 was approximately US$10,619 and US$10,867, respectively.

 8.

 Due to related party

Due to related party of approximately US$0.14 million as of June 30, 2012 and December 31, 2011 represented a temporary working capital loan of RMB900,000 borrowed from the Company’s related party, Rise King (Shanghai) Advertisement Media Co., Ltd. (“Shanghai Jing Yang”), who are also a consolidated Variable Interest Entity of ChinaNet Oline. The loan is interest free and is payable on demand.

 9.

 Taxation

 1)

 Income tax

The Company and its subsidiary, being incorporated in the PRC, are governed by the Enterprise Income Tax Law of the PRC and are subject to PRC enterprise income tax (“EIT”). The PRC Enterprise Income Tax Law, among other things, imposes a unified income tax rate of 25% for both domestic and foreign invested enterprises registered in the PRC. Therefore, the applicable income tax rate for the Company and its subsidiary is 25% for the six months ended June 30, 2012 and 2011.

 2)

 Business tax and relevant surcharges

Beginning in January 1, 2012, Beijing local tax authorities increased the local business tax rate by 0.1%. Therefore, for the six months ended June 30, 2012, revenue from advertising services is subject to 5.6% business tax and 3% cultural industry development surcharge of the net service income after deducting amount paid to ending media promulgators. For the six months ended June 30, 2011, revenue from advertising services is subject to 5.5% business tax and 3% cultural industry development surcharge of the net service income after deducting amount paid to ending media promulgators. Business tax charged was included in cost of sales.

As of June 30, 2012 and December 31, 2011, taxes payable consists of:

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

 June 30,

 2012

 December 31,

 2011

 US$

 US$

 (Unaudited)

 Business tax payable

783,672

633,234

 Culture industry development surcharge payable

48,092

43,637

 Enterprise income tax payable

1,616,958

1,276,284

2,448,722

1,953,155

For the six months ended June 30, 2012 and 2011, the Company’s income tax expense consisted of:

 Six Months Ended June 30,

 2012

 2011

 US$

 US$

 (Unaudited)

 Current

331,549

388,973

 Deferred

-

-

331,549

388,973

The tax authority of the PRC conducts periodic and ad hoc tax filing reviews on business enterprises operating in the PRC after those enterprises had completed their relevant tax filings, hence the Company’s tax filings may not be finalized. It is therefore uncertain as to whether the PRC tax authority may take different views about the Company’s tax filings which may lead to additional tax liabilities.”

 10.

 Employee defined contribution plan

Full time employees of the Company in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the Company and its subsidiary make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The Company and its subsidiary have no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefits, which were expensed as incurred, were approximately US$28,500 and US$32,400 for the six months ended June 30, 2012 and 2011, respectively.

 11.

 Concentration of risk

Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents, accounts receivable, other receivables, prepayment to suppliers, due from immediate holding company. As of June 30, 2012, substantially all of the Company’s cash and cash equivalents were held by major financial institutions located in the PRC, which management believes are of high credit quality.

Concentration of Supplier

For the six months ended June 30, 2012, two suppliers accounted for 40% and 30% of the Company’s cost of sales, respectively. Except for the aforementioned suppliers, there was no other single supplier who accounted for more than 10% of the Company’s cost of sales for the six months ended June 30, 2012.

SOU YI LIAN MEI NETWORK TECHNOLOGY (BEIJING) CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

For the six months ended June 30, 2011, three suppliers accounted for 40%, 16% and 12% of the Company’s cost of sales, respectively. Except for the aforementioned suppliers, there was no other single supplier who accounted for more than 10% of the Company’s cost of sales for the six months ended June 30, 2011.

As of June 30, 2012, two suppliers individually accounted for 50% and 16% of the accounts payable of the Company, respectively. Except for the aforementioned, there was no other single supplier who accounted for more than 10% of the Company’s accounts payable as of June 30, 2012.

Concentration of customers

For the six months ended June 30, 2012, three customers accounted for 17%, 15% and 10% of the Company’s sales, respectively. Except for the aforementioned customers, there was no other single customer who accounted for more than 10% of the Company’s sales for the six months ended June 30, 2012.

For the six months ended June 30, 2011, there was no single customer who accounted for more than 10% of the Company’s sales.

As of June 30, 2012, three customers accounted for 39%, 35% and 18% of the Company’s accounts receivables, respectively. Except for the aforementioned customers, there was no other single customer who accounted for more than 10% of the Company’s accounts receivable as of June 30, 2012.

 12.

 Segment reporting

The Company follows ASC Topic 280, “Segment Reporting”, which requires that companies disclose segment data based on how management makes decision about allocating resources to segments and evaluating their performance. Reportable operating segments include components of an entity about which separate financial information is available and which operating results are regularly reviewed by the chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess each operating segment’s performance. The Company has primarily engaged in providing online advertising and marketing services to small startup businesses in the PRC. Much of the information provided in these consolidated financial statements is similar to, or the same as, that reviewed on a regular basis by the Company’s COMD. As a result, the Company operates and manages its business as a single operating segment.

 13.

 Subsequent event

On September 10, 2012, Business Opportunity Online Hubei, the Company’s majority shareholder, entered into an equity transfer agreement with the Company and Yihong Liu, the Company’s noncontrolling interest shareholder, to acquire the remaining 49% of the equity interests in the Company for a cash consideration of approximately US$6.5 million. On September 27, 2012, this equity interest transfer was approved and registered by local governmental authority of Beijing, the PRC, and the Company became a wholly-owned subsidiary of Business Opportunity Online Hubei and a 100% beneficially owned consolidated Variable Interest Entity of ChinaNet Online.